Fees Summary	Nov. 25, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	5,795.64
Total Transaction Valuation	41,966,945.00
Total Offset Amount	0.00
Net Fee	$ 5,795.64